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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 16, 1997
                                                  -----------------------------



                                 Alfa Leisure, Inc.
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             (Exact name of registrant as specified in its charter)



         Texas                          0-8624                  75-1309458
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
   of incorporation)                                        Identification No.)



                  13501 "5th" Street, Chino, California        91710
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                 (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code:    (909) 628-5574
                                                    ---------------------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 16, 1997, the Board of Directors of the Registrant determined that the firm of Coopers & Lybrand L.L.P. would be dismissed as the Registrant's principal accountant and would not be engaged to conduct the audit of the Registrant's financial statements for the fiscal year ended April 20, 1997.

         Coopers & Lybrand L.L.P.'s report on the financial statements of the Registrant for the past two years did not contain any adverse opinion or disclaimer of opinion, nor was it qualified as to uncertainty, audit scope, or accounting principles. There were no disagreements between the Registrant and Coopers & Lybrand L.L.P. during the past two years and subsequent interim period preceding such dismissal on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreement(s), if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.

         16.1 Letter from Coopers & Lybrand L.L.P. to Registrant dated April 22, 1997 concurring in disclosure.
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ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Alfa Leisure, Inc.
                                            (Registrant)



Date:  April 22, 1997                       By: /s/ JOHNNIE R. CREAN
                                                ------------------------------
                                                Johnnie R. Crean,
                                                President





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